Exhibit 10.18

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A

REQUEST FOR CONFIDENTIAL TREATMENT

OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES

AND EXCHANGE COMMISSION

SUPPLY AND SERVICE AGREEMENT

THIS SUPPLY AND SERVICE AGREEMENT (this “Agreement”), is dated as of July 22, 2011 between Platinum Energy Solutions, Inc. (“Buyer”), and Frac Sand Services LLC (“Supplier”). Each of Buyer and Supplier is a “Party” to this Agreement and both are sometimes referred to collectively as the “Parties”.

WITNESSETH:

WHEREAS, Buyer desires to enter into a supply and service agreement with Supplier to purchase the Products and the Services (as each such term is defined below); and

WHEREAS, Supplier desires to supply Products and provide Services to Buyer in accordance with the terms and conditions set forth in this Agreement and the Exhibits attached hereto and a part hereof;

NOW, THEREFORE, in consideration of the premises, representations and warranties, and the mutual covenants and agreements contained herein and other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

Section 1. Products. Subject to the provisions of this Agreement, Supplier hereby agrees to sell and deliver to Buyer, and Buyer hereby agrees to purchase and accept from Supplier, the products listed on Exhibit A attached hereto and a part hereof (the “Products”).

Section 2. Services. Subject to the provisions of this Agreement, Supplier hereby agrees to provide to Buyer, and Buyer hereby agrees to accept from Supplier, the services listed on Exhibit B attached hereto and a part hereof (the “Services”).

Section 3. Specifications. The specifications for each Product are listed on Exhibit C attached hereto and a part hereof.

Section 4. Quantity. Supplier shall supply 150,000 tons of the Products per year, as more detailed on Exhibit A. The Products will be shipped in periodic increments as the Parties agree. Upon at least 60 days written notice, the Buyer may require the Supplier to increase the quantity of Products to 300,000 tons per year. Buyer shall deliver purchase orders to Supplier for each purchase, each of which sets forth the quantity and specifications for Products so ordered and the specifications for delivery of such Products to Buyer (each, a “Purchase Order,” and collectively, “Purchase Orders”).

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

4a. Purchase Orders will be placed 30 days in advance for the receiving period by specific Grades. With the purchase order, the payment will be available at the time product is loaded on the train FOB Rail Yard with the weight tickets and gradation sheets for the Wet Sand. With the purchase order for dry sand, the payment will be made available with the weight tickets and gradation sheets for the Frac Sand once they are loaded on the trucks FOB the Dry Plant Millett, TX.

Section 5. Price. The purchase price of the Products and the fees for the Services are set forth in Exhibit D attached hereto and a part hereof (collectively, the “Price”).

Section 6. Delivery and Risk of Loss. Delivery of the Products shall be made in accordance with the delivery specifications set forth in each Purchase Order submitted by Buyer. Title to, and risk of loss for Products purchased hereunder shall pass to Buyer F.O.B., with respect to the wet sand, Progressive Rail, Inc.’s yard in Chippewa Falls, Wisconsin as the primary loading facility or in Winona, Minnesota as the secondary loading facility, and with respect to dry sand, Supplier’s facility in Millett, Texas.

Section 7. Payment. Payment in U.S. dollars for Products and Services purchased hereunder will be due within 24 hours from the time of Buyer’s electronic receipt of Supplier’s invoice. Buyer shall be responsible for payment of all sales and use taxes levied on Products and Services sold to Buyer hereunder.

Section 8. Warranty; Limitation of Liability.

(a) SUPPLIER WARRANTS THAT THE PRODUCTS MEET THE SPECIFICATIONS FOR SUCH PRODUCTS, THAT THE SERVICES WILL BE PROVIDED IN A PROFESSIONAL AND WORKMANLIKE MANNER CONSISTENT WITH INDUSTRY STANDARD, AND THAT IT WILL PERFORM ALL OF ITS OBLIGATIONS UNDER THIS AGREEMENT IN ALL MATERIAL RESPECTS IN ACCORDANCE WITH ALL APPLICABLE LAWS AND REGULATIONS.

(b) EXCEPT AS EXPRESSLY SET FORTH IN SECTION 8(a), SUPPLIER MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ALL OTHER WARRANTIES, INCLUDING, WITHOUT LIMITATION, WARRANTIES FOR MERCHANTABILITY, NON-INFRINGMENT AND FITNESS FOR A PARTICULAR PURPOSE. IN THE EVENT OF A PRODUCT DEFECT, AT BUYER’S OPTION, SUPPLIER SHALL REPLACE THE DEFECTIVE PRODUCT OR REFUND TO BUYER THE AMOUNT PAID BY BUYER THEREFOR.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Section 9. Indemnification. Supplier shall defend, indemnify and holder harmless Buyer, its officers, directors, employees, agents, subsidiaries, affiliates, successors and assigns from and against any and all damages, judgments, liabilities, costs and expenses (including reasonable attorney’s fees) arising from a claim or a lawsuit resulting from (i) any breach by Supplier of its warranties under Section 8 and (ii) any contamination or defect existing in the Products prior to transfer of title as provided in Section 6. Buyer shall give Supplier prompt written notice of any such claim or lawsuit and shall permit Supplier to undertake the defense thereof at Supplier’s expense. If Supplier accepts the defense, Buyer shall have the right to participate in such defense, at its own expense. In any claim made or suit brought for which Buyer seeks indemnification under this Section 9(a), Buyer shall not settle or offer to settle or admit liability or damages without prior written consent of Supplier, such consent not being unreasonably withheld or delayed.

Section 10. Term. The term of this Agreement shall be for a period of twelve (12) months commencing on the date first written above. The term of this Agreement may be extended for an additional twelve (12) months at the option of the Buyer.

Section 11. Force Majeure. Neither party shall be held responsible for delay or failure in performance of any part of this Agreement to the extent such delay or failure is caused by occurrences beyond the reasonable control of a party, including without limitation, fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, inability to secure material or transportation facilities, act or omission of carriers or other causes beyond Suppliers’ or Buyer’s control (each, a “Force Majeure Condition”). Each party shall, with the cooperation of the other, exercise all reasonable efforts to mitigate the extent of a delay or failure resulting from a Force Majeure Condition. In addition, the party claiming a Force Majeure Condition shall give notice to the other party of (i) the cessation of the Force Majeure Condition and (ii) the cessation of the effects of such event on the ability of such party to perform its obligations under this Agreement immediately upon becoming aware thereof.

Section 12. Termination and Default.

(a) If either Party shall fail to perform or fulfill, in the time and manner herein provided, any obligation or condition herein required to be performed or fulfilled by such Party, and if such default shall continue for thirty (30) days after written notice thereof from the non-breaching Party, then the non-breaching Party shall have the right to immediately terminate this Agreement by written notice of termination to the other Party.

(b) Buyer may terminate this Agreement at any time prior to its expiration date with or without cause upon sixty (60) days prior written notice to Supplier. Termination of this Agreement pursuant to this Section 12(b) shall have no effect with respect to the obligations of the Parties with respect to any Products ordered prior to such termination.

Section 13. Independent Contractor. Supplier shall be, and its relationship with Buyer shall not be presented as anything other than that of, an independent contractor under this Agreement and neither Supplier nor any of its subcontractors, nor the employees of any thereof, shall be deemed to be the servants, employees or agents of Buyer. As an independent contractor, Supplier shall provide the necessary personnel, materials and equipment necessary or incident to the performance of its obligations hereunder.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Section 14. Confidentiality. All technical and business information, whether written, oral or in any other form, which is not available to the general public concerning either Party (all hereinafter designated “Information”), furnished to either Party under or in contemplation of this Agreement and designated as proprietary shall remain the property of the furnishing Party. Unless the Parties otherwise agree in writing, the Information shall: (i) be treated in confidence by the receiving Party and used only (A) for evaluation purposes or (B) for the purposes for which furnished, as applicable; (ii) be disclosed by the receiving Party only to personnel (or authorized contractors or consultants) having a need to know of such Information to enable such persons to perform the receiving Party’s obligations hereunder; (iii) not be reproduced or copied in whole or in part, except as necessary for use as authorized in this Agreement, and (iv) together with any copies thereof, be returned or destroyed when no longer needed. Each Party agrees to exercise at least the same standard of care to protect the other Party’s Information as is used to protect its own such Information from unauthorized disclosures (but no less than a reasonable standard of care). This Agreement will otherwise be subject to any confidentiality agreement in effect between the Parties.

Section 15. Notice. All notices and demands required or permitted to be given pursuant to this Agreement shall be given in writing, shall be transmitted by personal delivery, by facsimile or electronic mail (with confirmation of receipt), by overnight courier service, or by registered or certified mail, return receipt requested, postage prepaid, and shall be addressed as follows:

When Buyer is the intended recipient:

Platinum Energy Solutions, Inc.

2100 West Loop, Suite 1601

Houston, Texas 77027

Attention: Chief Financial Officer

Telecopy Number: 832-487-0761 (Fax)

When Supplier is the intended recipient:

Frac Sand Services LLC

25 McConnon Road

Winona, Minnesota 55987

Attention: [            ]

Telecopy Number: [            ]

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

A party may designate a new address to which notices required or permitted to be given pursuant to this Agreement shall thereafter be transmitted by giving written notice to that effect to the other party. Each notice transmitted in the manner described in this Section 15 shall be deemed to have been given, received and become effective for all purposes at the time it shall have been (i) delivered by hand, (ii) delivered by facsimile or electronic e-mail (with confirmation of receipt), (iii) one (1) day after sending by overnight courier service and (iv) five (5) days after sending by registered or certified mail.

Section 16. Governing Law; Venue; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to principles of conflicts of law thereof. The Parties hereby irrevocably consent to the personal jurisdiction of the state and federal courts located in Harris County, Texas for any suit or action arising from or related to this Agreement, and waive any right it may have to object to the venue of such courts. Each Party further agrees that these courts will have exclusive jurisdiction over any such suit or action arising from or related to this Agreement initiated by either Party.

Section 17. Binding Effect; Assignment; Third Party Beneficiaries. This Agreement shall be binding upon the Parties and their respective successors and permitted assigns and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party shall assign any of its rights or delegate any of its duties under this Agreement (by operation of Law or otherwise), except to an affiliate, without the prior written consent of Supplier or Buyer. Any assignment of rights or delegation of duties under this Agreement by a Party without the prior written consent of the other Party, if such consent is required hereby, shall be void. No Person shall be, or be deemed to be, a third party beneficiary of this Agreement.

Section 18. Entire Agreement. This Agreement, together with the Exhibits, constitutes the entire contract among the Parties with respect to the subject matter hereof and cancels and supersedes all of the previous or contemporaneous contracts, representations, warranties and understandings (whether oral or written) by, between the Parties with respect to the subject matter hereof.

Section 19. Modification, Amendment or Waiver. This Agreement may not be modified, amended or waived except by an instrument in writing executed by both Parties and specifically designed as an amendment or waiver to this Agreement.

Section 20. Headings; Counterparts. The headings set forth in this Agreement have been inserted for convenience of reference only, shall not be considered a part of this Agreement and shall not limit, modify or affect in any way the meaning or interpretation of this Agreement. This Agreement may be signed in any number of counterparts, each of which (when executed and delivered) shall constitute an original instrument, but all of which together shall constitute one and the same instrument.

Section 21. Severability. If any provision of this Agreement shall hereafter be held to be invalid, unenforceable or illegal, in whole or in part, in any jurisdiction under any circumstances for any reason, (a) such provision shall be reformed to the minimum extent

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

necessary to cause such provision to be valid, enforceable and legal while preserving the intent of the Parties as expressed in, and the benefits to the Parties provided by, this Agreement or (b) if such provision cannot be so reformed, such provision shall be severed from this Agreement and an equitable adjustment shall be made to this Agreement (including addition of necessary further provisions to this Agreement) so as to give effect to the intent as so expressed and the benefits so provided. Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances. Neither such holding nor such reformation or severance shall affect or impair the legality, validity or enforceability of any other provision of this Agreement.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

IN WITNESS WHEREOF, each of the Parties has caused this Supply and Service Agreement to be executed as of the date first above written.

PLATINUM ENERGY SOLUTIONS, INC.

By:	/s/ J. Clarke Legler, II
Name:	J. Clarke Legler, II
Title:	CFO

Frac Sand Services LLC

By:	/s/ Frac Sand Services LLC, Mike Moncrief
Name:	Mike Moncrief
Title:	Manager

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit A

DESCRIPTION OF PRODUCTS

Products to be delivered by (Moncrief):

Wet Sand precut on gradations of course or top cut on #6 sieve and fine or bottom cut of less than 10% passing #70 sieve.

Dry Sand will be supplied by Select Sand LLC; Frac Sand meeting API specifications for 20/40, 30/50 and 40/70 grades. This sand will be supplied until the Dry Facility is constructed on PES’s site.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit B

DESCRIPTION OF SERVICES

Supplier will assist Buyer in designing and constructing a 50 ton per hour sand drying facility located in or around San Antonio, TX, including providing construction supervision and maintenance supervision of the sand drying facility during construction periods and scheduled maintenance period. Maintenance periods include weekly and monthly scheduled maintenance as mutually determined by Supplier and Buyer. During construction and maintenance periods, Supplier will consult and supervise the jobs and Buyer will provide the labor for the construction and maintenance services rendered during such periods.

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit C

SPECIFICATIONS

[omitted in original]

PLATINUM ENERGY SOLUTIONS, INC. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1933

Exhibit D

PRICE

Products

[Actual cost] plus $* per ton for wet sand

[Market prices] for dry sand

Services

$* per month for consulting services

$[50.00] per hour for construction supervision and maintenance supervision services.

*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.